Exhibit 12.01

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Luis Francisco Díaz Olivero, certify that:

1. I have reviewed this Amendment to the annual report on Form 20-F of Graña y Montero S.A.A.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 22, 2020

/s/ Luis Francisco Díaz Olivero Luis Francisco Díaz Olivero
Chief Executive Officer